Aerkomm-意合文化合作框架协议

甲方： Aerkomm Inc.及其所控制之所有下属公司
联系地址：44043 Fremont Blvd., Fremont, CA 94538, USA
联系人：Jeffrey Wun
电话：-1 415 722-3642
以上简称甲方

乙方：深圳市意合文化传媒有限公司
地址： 深圳市福田区深南大道6011号NEO大厦C座12F
联系人：夏悦
电话：+86-13510990406
以上简称乙方

深圳市意合文化传媒有限公司为广东腾南网络信息科技有限公司（腾讯大粤网）授权代理商。甲方委托乙方依据甲方需求完成与广东腾南网络信息科技有限公司（腾讯大粤网）战略合作协议之约定的合作内容，甲、乙双方经友好协商，就甲方委托乙方为其与广东腾南网络信息科技有限公司（腾讯大粤网）的合作事宜，作如下约定：

甲方权利与义务：

甲方负责相关公司资料的准备，产品研发团队的对接等应尽事宜。

甲方承诺合同有效期内，所涉及合作内容为甲方公司的资讯发布、活动权益。甲方保证提供的宣传素材客观真实，不侵害他人合法权益，包括但不限于名誉权、著作权、肖像权、商标权等，否则因此产生的纠纷由甲方承担，若导致乙方损失的，甲方在自己的责任范围内承担损害赔偿责任。

乙方权利与义务：

乙方在合同有效期内推进Aerkomm Inc.与广东腾南网络科技有限公司的战略合作内容的开展。

乙方在合同有效期内协助甲方在中国国内（不包含香港、澳门及台湾地区）的市场及品牌推广及影响力打造等公共关系方面的整体工作，包括但不限于新闻传播、活动创意策划及支持、财经公关等内容。同时乙方提供以下内容作为合作依据：

第一部分合作内容详情

1、合同有效期：2018年6月20日起至2019年6月20日止，本合同具有排他性，在合作有效期内，协议甲乙双方不得与其他任何第三方就本合同涉及的Aerkomm相关业务或其他类似业务上合作。此外，同等条件下，合同双方均能认同合同一方享有优先续约权。

2、本合同价格为合作基础费用，合作期内费用如果如果在合同有效期内超出，甲乙双方书面沟通确认后可另行追加。

	服务内容	事项介绍
合作内容	腾讯大粤网广告	选取腾讯大粤网核心广告进行强势投放，增加广东用户对公司的品牌认可度。
	支付开发	利用腾讯微信支付等互联网优势，实现对 Aerkomm 的机上产品提供综合支付解决方案。
	微信小程序开发	开发适用于中国用户的微信小程序，完成手机与机上 wifi 的快速互联自动登录免费 WiFi。
	产品合作	基于 Aerkomm 的产品需求，通过探讨腾讯在互联网领域的众多产品合作，丰富整个机上娱乐服务，打造用户体验的闭环。包括提供机上 CDN gateway 等软体系统，把腾讯视频，腾讯新闻，腾讯体育，腾讯动漫，腾讯文学，QQ 音乐，QQVR 等内容提供予机上用户。
	机上智慧方案建设	不断探索依托腾讯 QQ 与微信两大社交应用，腾讯新闻，腾讯视频两大原创内容平台，借力腾讯千亿流量和品牌的强大内容影响力，打造线上线下有机结合的场景，腾讯游戏更可将机上娱乐带往全新境界。 通过 Aerkomm 机上系统，腾讯用户可以享受独家的免费 WiFi 连线，畅通无阻地使用所有腾讯平台提供的影音及多元服务，并提供各种生活新体验。 在腾讯及腾讯大粤网在国内市场的多年深耕基础上，与 Aerkomm 深度合作，探索符合国内市场的广告开拓及投放解决方案。
	品牌传播	全年媒体合作支持，包括但不限于新闻传播、活动创意策划及支持、财经公关等内容。
合作总价	人民币 8000000 元	

第二部分关于付款

1. 【付款】甲方应在合同签订后2018年6月30日之前支付第一笔款项人民币2000000元，大写【贰佰万元整】，并在2018年8月15日之前支付剩余款项人民币6000000元，大写【陆佰万元整】，两次总计支付全部款项人民币 8000000 元，大写【捌佰万元整】。相关款项需用人民币形式支付至乙方指定账户内。

   乙方指定【银行账户】

   户名：深圳市意合文化传媒有限公司

   开户银行：招商银行股份有限公司深圳分行威盛大厦支行

   帐号:755935217610902

2. 【发票】乙方应在实际收到全部款项后根据甲方需求选择是否开具等额的正式发票，发票项目为：广告服务费或广告发布费，税率6%

第三部分执行条款

1 【广告资源及价格】

1.1 甲方不得转让本框架合同内的广告资源用于投放非本合同约定的直接客户的广告。

1.2 乙方同意免费配送合同规定额度的网络广告（以下称“配送广告”）。

1.2.1 配送广告仅适用于本合同所针对的客户。

1.2.2 配送资源以本年度腾讯广告刊例价为基准，非配送资源不允许配送。

1.2.3 配送广告不可提前享用，必须与本合同每单笔付费的广告按规定比例在同季度内执行，配送资源必须在本合同有效期内一次性执行完毕，过期不予补投。

1.3 甲方已知悉，因业务需要乙方可能发生客户端或网站的改版、升级。若因改版或广告资源变更造成甲方广告未能按期发布，乙方应及时向甲方补偿同等刊例的广告资源用于补充发布广告。除此之外，甲方不得要求乙方因业务需要发生客户端或网站的改版、升级所导致甲方广告未能按期发布承担任何责任。

2 【按期发布广告】乙方有义务依本合同约定按期发布广告。甲方同意，除上述第三部分1.3条规定之外，如因乙方事由造成甲方广告无法正常刊登或者中断的，甲方可要求乙方对于甲方受影响的广告提供同等刊例的广告资源按延误发布期间的两倍时间补充发布广告，并要求乙方承担甲方所受的直接损失。【素材提供】甲方最迟须在广告开始发布前3个工作日内提供完全符合乙方要求的广告素材，广告素材须经乙方审核通过后方可发布。如甲方不能在广告发布前3个工作日向乙方提供广告素材，乙方有权延迟发布广告。若甲方提供的广告素材不符合中华人民共和国法律法规规定的审核要求，乙方有权不予以发布，并要求甲方改正。

3 【素材审核】

3.1 资质提供。乙方有权利要求甲方提供相关的资质证明文件，资质证明文件包括但不限于：政府有关部门出具的生产或经营资格、许可等证明文件；在中国取得的商标注册证和其他法律法规规定的证明文件；涉及他方信息或知识产权的授权使用或许可文件；甲方如为企业法人的分支机构，须向乙方提供其企业法人授权委托书及营业执照。

3.2 素材审核。

3.2.1 甲方应提供的广告素材需符合《中华人民共和国广告法》等相关法律、行政法规，以及各级工商管理部门颁布的规章制度及乙方广告审核规范中规定的内容。

3.2.2 甲方提供的广告素材的尺寸需要与乙方提供的广告报价单中标注的素材尺寸相同，乙方有权拒绝发布尺寸不符的素材，同时有权要求甲方进行相应修改。

3.2.3 甲方向乙方保证所提供的广告素材、广告页面和内容（因投放的社会化广告产品的逻辑而产生的用户头像昵称除外）不违反法律、社会公共道德准则，不侵犯他方合法权益。如甲方提供的广告素材、广告页面和内容带有侵害乙方或腾讯公司权益或带有诋毁乙方或腾讯公司形象的要素，乙方有权拒绝发布相应广告。甲方的广告受到行政、司法机关违法处罚时，乙方有权立即停止向甲方提供广告发布服务；同时甲方应承担由此产生的相应法律责任和经济责任，若由此给乙方造成损失，甲方应当予以赔偿直接损失。

3.2.4 甲方同意，乙方有权对甲方提供的广告素材、广告内容以及发布链接页面进行审核（素材内容需同链接页面内容保持一致），以尽量避免广告素材、广告页面和内容

出现不符合中华人民共和国法律法规、各地工商管理部门颁布的规范性法律文件及乙方广告审核规范中规定的内容。但经乙方审核后，甲方广告素材、广告页面和内容仍出现违反中华人民共和国法律、法规、各地工商管理部门颁布的规范性法律文件时，因此产生的法律责任仍应由甲方自行承担，与乙方无关。

3.2.5 甲方在广告素材中欲使用包含腾讯QQ形象或腾讯产品形象等内容，须事先取得腾讯公司书面许可，任何未经腾讯公司书面授权许可而进行使用的相关广告，乙方有权不予发布。

3.2.6 如甲方未经乙方确认而擅自修改乙方已经审核过的内容，乙方有权停止发布该广告；如果出现三次以上（含三次）该情况，乙方有权单方解除本合同。

3.2.7 如果甲方对于乙方已经审核通过的内容通过相关技术手段进行区域屏蔽，使得部分区域或者全部区域出现与乙方审核通过的内容不符合的情形时，乙方有权立即停止发布该广告。

4 **【病毒广告暂停】**如有甲方广告链接地址被计算机病毒感染的情况发生，乙方有权先暂停该广告发布，同时通知甲方进行杀毒，待甲方对服务器进行杀毒且经乙方确认广告链接安全后方可恢复广告发布。

5 **【效果数据】**

5.1 乙方应在广告刊登日期到期后五个工作日内向甲方提供常规广告发布效果数据。

5.2 乙方无需为本合同中的配送广告向甲方提供发布效果数据。

5.3 曝光范围仅限中国大陆（不含港澳台），即不向IP地址为非中国大陆的用户展示该广告，IP地址以广告协会IPB组织发布的IP库数据为准。

5.4 如涉及视频CPM类型的广告投放，其效果数据结果，□以乙方的效果数据为准，或√以甲方确认的，且通过乙方技术认证的独立第三方广告效果数据监测公司的效果数据为准。如以甲方确认的，且通过乙方技术认证的独立第三方广告效果数据监测公司的效果数据为准，则甲方应于每次广告投放后五个工作日内向乙方提供第三方效果监测数据；同时乙方有权在广告投放期间要求甲方提供最新的第三方效果监测数据，甲方在收到乙方书面要求后必须在五个工作日内向乙方提供最新的第三方效果监测数据，如甲方未能按约定时间向乙方提供第三方效果监测数据，则本条款所述CPM类型广告投放的效果数据仍以乙方提供的信息为准。

第四部分其他条款

1 **【不可抗力】**“不可抗力”是指合同双方不能控制、不可预见或即使预见亦无法避免的事件，该事件妨碍、影响或延误任何一方根据本合同履行其全部或部分义务。该事件包括但不限于政府行为、地震、台风、洪水、火灾或其它天灾、战争、黑客攻击、计算机病毒、网络故障或任何其它类似事件。对于因不可抗力引起的失约或延误，双方互不承担违约赔偿责任，待不可抗力消失后，乙方予以顺延发布广告。

2 **【合同终止】**

以下情况出现，本合同终止：

2.1　双方经协商一致，以书面协议的形式提前终止本合同。

2.2　如本合同一方出现以下情形，另一方有权以书面通知形式单方提前终止合同，以收到书面通知书时为准：

2.2.1 一方进入破产清算程序或依法自行清算

2.2.2 一方主体被撤销、被吊销营业执照及解散。

2.2.3 一方由于不可抗力事件而无法继续履行本协议。

2.3　出现下列情况之一的，乙方有权单方解除本合同，以收到书面通知书时为准：

2.3.1 甲方逾期付款超过30天的；

2.3.2 甲方提供的广告素材、广告页面和内容违反中华人民共和国法律法规、各地工商管理等部门颁布的规范性法律文件，并受到处罚后7天内拒不修改的；

2.3.3 甲方提供的广告素材尺寸和大小不符合乙方的广告报价单中标注的素材尺寸与大小，且7天内拒不修改的；

2.3.4 甲方提供的广告素材、广告页面和内容侵犯他方合法权益，且7天内拒不修改的；

2.3.5 甲方提供的广告素材、广告页面和内容带有侵害乙方或腾讯公司权益或带有诋毁腾讯公司形象的要素，且7天内拒不修改的；

2.3.6 甲方提供的广告素材、广告页面和内容违反乙方广告审核规范中规定的内容，且7天内拒不修改的；

2.3.7 甲方未经乙方确认而擅自修改乙方已经审核过的内容超过三次（含三次）的。

2.4　本合同的提前终止不应该影响各方于本合同提前终止日之前根据本合同已产生的权利和义务。

3　**【商业秘密】**本合同双方应对于本合同签订及履行过程中所知悉的一切信息均为商业秘密应予以严格保密。非经乙方书面许可，甲方不得向任何他方披露包括但不限于本合同的折扣、配送安排、乙方的经营策划等乙方商业秘密；非经甲方书面许可，乙方不得向任何他方披露甲方商业秘密。本合同终止或解除，本保密条款内容继续有效。

4　**【协议的唯一性】**本合同构成双方就本合同标的达成的全部协议，并取代双方在签署本合同之前口头或书面就本合同内容达成的协议、合同、谅解和通讯等约定。除本合同规定的权利之外，不存在其他的谅解、义务、陈述和保证，并且除本合同明示的权利之外，未赋予本合同双方其他权利。但乙方与甲方另行签署的广告执行合同除外。

5　**【管辖和法律适用】**

5.1　本合同的签订地为中华人民共和国深圳市福田区。

5.2　双方就本合同发生纠纷，应尽量协商解决。协商不成的，任一方可将争议提交原告所在地有管辖权的人民法院解决。

5.3　本合同的订立、效力、执行和解释及争议的解决均应适用中华人民共和国法律。

6　**【合同变更】**

6.1　对合同内容做出任何修改或补充，甲乙双方应以书面协议方式进行。经双方签署的修改和补充协议是本合同的组成部分，具有与本合同同等的法律效力。

【合同生效】本合同一式肆份，双方各执贰份。自双方授权委托人签字并加盖公章之日起生效，如双方不

在同一时间签署合同，以最后一方签署的日期为本合同的生效日。

-- 以 下 无 正 文 --

甲方：Aerkomm Inc. 及其所控制之所有下属公司

代表签字盖章：

日期：2018 年 6 月 20 日

乙方：深圳市意合文化传媒有限公司

代表签字盖章：

日期：2018 年 6 月 20 日